UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 17, 2026

REGENCY CENTERS CORPORATION
REGENCY CENTERS, L.P.
(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation)	001-12298 (Regency Centers Corporation)	59-3191743 (Regency Centers Corporation)
Delaware (Regency Centers, L.P.)	000-24763 (Regency Centers, L.P.)	59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Independent Drive, Suite 114
Jacksonville,
Florida, 32202
(Address of principal executive offices)
(904)-598-7000
Registrant’s telephone number including area code:
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Regency Centers Corporation

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value	REG	The Nasdaq Stock Market LLC
6.250% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	REGCP	The Nasdaq Stock Market LLC
5.875% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	REGCO	The Nasdaq Stock Market LLC
Regency Centers, L.P.

Title of each class	Trading Symbol	Name of exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On February 17, 2026, Regency Centers Corporation (the “Company”) entered into an Equity Distribution Agreement (the “RBC Equity Distribution Agreement”) by and among the Company, Regency Centers, L.P. and RBC Capital Markets, LLC (“RBC”) and Royal Bank of Canada. The Company refers to RBC, when acting in its capacity as a sales agent, as a “Sales Agent” and collectively with the other entities serving in a similar capacity under similar equity distribution agreements (the “Equity Distribution Agreements”) as “Sales Agents.” The Company refers to RBC, when acting as an agent for Forward Purchasers (as described below), individually as a “Forward Seller” and collectively with the other entities serving in a similar capacity under master confirmations (the “Master Confirmations”) as “Forward Sellers.”
RBC joins BofA Securities, Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC, BTIG, LLC, Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Regions Securities LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as Sales Agents or as Forward Sellers, under their respective Equity Distribution Agreements related to the offer and sale of shares of the Company’s common stock from time to time having an aggregate offering price of up to $500,000,000 (the “Shares”).
Concurrently with entry into the RBC Equity Distribution Agreement, the Company entered into a forward master confirmation (the “RBC Master Confirmation”), by and between the Company and Royal Bank of Canada. The Company refers to Royal Bank of Canada, when acting in this capacity as a “Forward Purchaser” and collectively with the other entities serving in a similar capacity under the Master Confirmations as “Forward Purchasers.” Royal Bank of Canada joins Bank of America, N.A., Bank of Montreal, the Bank of Nova Scotia, National Association, BNY Mellon Capital Markets LLC, Jefferies LLC, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Nomura Global Financial Products, Inc., Regions Securities LLC, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank,
National Association,
as Forward Purchasers from time to time of the Company’s Shares
.
The Equity Distribution Agreements provide that, in addition to the issuance and sale of the Shares by the Company through the Sales Agents, the Company also may enter into forward sale agreements under the Master Confirmations. In connection with any particular forward sale agreement, the relevant Forward Purchaser or its affiliate will, at the Company’s request, borrow from third parties and, through its related Sales Agent, sell a number of Shares equal to the number of Shares underlying the particular forward sale agreement. In no event will the aggregate number of Shares sold through the Forward Sellers and Sales Agents, whether as agents for the Company or as Forward Sellers, under the Equity Distribution Agreements and under any forward sale agreements, have an aggregate sales price in excess of $500,000,000.
The Company will not initially receive any proceeds from the sale of borrowed Shares by a Forward Seller. The Company expects to fully physically settle each particular forward sale agreement with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of Shares underlying the particular forward sale agreement multiplied by the relevant forward sale price. However, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and the Company may owe cash (in the case of cash settlement) or Shares (in the case of net share settlement) to the relevant Forward Purchaser.
The Sales Agents will offer the Shares at market prices prevailing at the time of sale. The Company will pay each Sales Agent a commission at a mutually agreed rate that will not exceed 2.0% of the gross sales price of the Shares issued by the Company and sold through the relevant Sales Agent as the Company’s sales agent under the relevant Equity Distribution Agreement. In connection with the sale of common stock on our behalf, the Sales Agents may be deemed to be “underwriters” within the meaning of the Securities Act, and the compensation of the Sales Agents may be deemed to be underwriting discounts or commissions. In connection with each forward sale agreement, the Company will pay the relevant Forward Seller, in the form of a reduced initial forward sale price under the related forward sale agreement with the related Forward Purchaser, commissions at a mutually agreed rate that will not exceed 2.0% of the gross sales prices of all borrowed Shares sold during the applicable forward hedge selling period by it as a Forward Seller. If any Sales Agent and/or Forward Seller, as applicable, engages in special selling efforts, as that term is used in Regulation M under the Securities Exchange Act of 1934, as amended, such Sales Agent and/or Forward Seller, as applicable, will receive from the Company a commission to be agreed upon at the time of sale.
The foregoing descriptions of the RBC Equity Distribution Agreement and the RBC Master Confirmation do not purport to be complete and are qualified in their entirety by reference to the terms and conditions of the RBC Equity Distribution Agreement, which is filed as Exhibit 1.1 hereto,
and
the RBC Forward Master Confirmation, which is filed as Exhibit 1.2 hereto, and which are incorporated herein by reference.
The Shares will be issued pursuant to the Company’s automatic shelf registration statement on Form
S-3
(File
No. 333-293495)
filed on February 17, 2026 and a prospectus supplement filed on February 17, 2026 (the “Prospectus Supplement”) with the Securities and Exchange Commission. An opinion of Foley & Lardner LLP with respect to the validity of Shares that may be issued and offered pursuant to the Prospectus Supplement and the accompanying prospectus is filed herewith as Exhibit 5.1. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01(d)	Financial Statements and Exhibits

Exhibit 1.1	Equity Distribution Agreement, dated February 17, 2026, among Regency Centers Corporation, Regency Centers, L.P., RBC Capital Markets, LLC and Royal Bank of Canada.

Exhibit 1.2	Equity Forward Master Confirmation, dated February 17, 2026, by and between the Regency Centers Corporation and Royal Bank of Canada.

Exhibit 5.1	Opinion of Foley & Lardner LLP regarding the legality of the Shares.

Exhibit 23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1)

Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

February 17, 2026	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President, General Counsel and Corporate Secretary

REGENCY CENTERS, L.P.

	By:	Regency Centers Corporation, its general partner

February 17, 2026	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President, General Counsel and Corporate Secretary